ING Mutual Funds

ING Global Bond Fund

(“Fund”)

Supplement dated April 15, 2011

to the Portfolio’s Class A, Class B, Class C, Class I,

Class O, and Class W Prospectus dated February 28, 2011

(“Prospectus”)

Effective immediately, the Fund’s Prospectus is revised as follows:

1.               The sub-section entitled “Portfolio Managers” of the summary section of the Fund’s Prospectus, is deleted in its entirety and replaced with the following:

Portfolio Managers
Michael Mata	Christine Hurtsellers
Portfolio Manager (since 01/09)	Portfolio Manager (since 04/11)

2.               The section entitled “Management of the Funds — ING Global Bond Fund” of the statutory section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

ING Global Bond Fund

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2010, ING IM managed approximately $57.5 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Global Bond Fund.

Christine Hurtsellers, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed ARMs, MBS, CMOs and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, has been with ING IM since 2004, and is Head of Quantitative Research and Portfolio Analytics for the ING IM fixed-income group, responsible for the design and development of quantitative models and their application in the portfolio construction process. He joined ING IM from Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

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